--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12.

                                 GLIATECH INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                [GLIATECH LOGO]

                            23420 COMMERCE PARK ROAD
                             CLEVELAND, OHIO 44122
                           TELEPHONE: (216) 831-3200

                                                                  April 17, 2001

Dear Gliatech Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Gliatech Inc., which will be held on May 15, 2001, at 11:00 a.m. at the Embassy Suites Hotel -- Beachwood, 3775 Park East Drive, Beachwood, Ohio.

     This year, your Board of Directors is recommending that you elect two Directors for a three-year term, approve the Gliatech Inc. 2001 Stock Incentive Plan and approve the appointment of the independent auditors of the Company for the current fiscal year.

     The Company has enclosed a copy of its 2000 Annual Report for the fiscal year ended December 31, 2000 with this notice of annual meeting of stockholders and proxy statement. If you would like another copy of the 2000 Annual Report, please contact Thomas F. Barnish, Chief Financial Officer, at Gliatech Inc., 23420 Commerce Park Road, Cleveland, Ohio 44122, (216) 831-3200, and you will be sent one.

     Please read the enclosed information carefully before completing and returning the enclosed proxy card. Returning your proxy card as soon as possible will assure your representation at the meeting, whether or not you plan to attend. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.

                                        Sincerely,

                                        /s/ Robert P. Pinkas

                                        Robert P. Pinkas
                                        Chairman of the Board and Acting Chief
                                        Executive Officer

                                [GLIATECH LOGO]

                            23420 COMMERCE PARK ROAD
                             CLEVELAND, OHIO 44122

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2001

     The Annual Meeting of Stockholders of Gliatech Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 15, 2001, at 11:00 a.m. (the "Annual Meeting") at the Embassy Suites Hotel -- Beachwood, 3775 Park East Drive, Beachwood, Ohio for the purpose of:

     (1) Electing two Directors for a three-year term;

     (2) Approving the Gliatech Inc. 2001 Stock Incentive Plan;

     (3) Approving the appointment of the independent auditors of the Company for the fiscal year ending December 31, 2001; and

     (4) Transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 19, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

                                        By Order of the Board of Directors

                                        /s/ Rodney E. Dausch
                                        Rodney E. Dausch
                                        Secretary

April 17, 2001

     The Company's 2000 Annual Report for the fiscal year ended December 31, 2000 is enclosed. The 2000 Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.

     EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                                 GLIATECH INC.
                            23420 COMMERCE PARK ROAD
                             CLEVELAND, OHIO 44122

                                PROXY STATEMENT

                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                ON MAY 15, 2001

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Gliatech Inc., a Delaware corporation (the "Company"), of proxies to be used at the annual meeting of stockholders of the Company to be held on May 15, 2001 (the "Annual Meeting"). This Proxy Statement and the related proxy card are being mailed to stockholders commencing on or about April 17, 2001.

     If the enclosed proxy card is executed and returned, the shares represented by it will be voted as directed on all matters properly coming before the Annual Meeting for a vote. Returning your completed proxy will not prevent you from voting in person at the Annual Meeting should you be present and desire to do so. In addition, the proxy may be revoked at any time prior to its exercise either by giving written notice to the Company or by submission of a later-dated proxy.

     Stockholders of record of the Company at the close of business on March 19, 2001 will be entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 9,682,637 shares of common stock, $0.01 par value per share (the "Common Stock"). A list of such holders will be open to the examination of any stockholders for any purpose germane to the meeting at the place of the Annual Meeting for a period of ten days prior to the meeting. Each share of Common Stock is entitled to one vote. At the Annual Meeting, inspectors of election shall determine the presence of a quorum and shall tabulate the results of the vote of the stockholders. The holders of a majority of the total number of outstanding shares of Common Stock entitled to vote must be present in person or by proxy to constitute the necessary quorum for any business to be transacted at the Annual Meeting. Properly executed proxies marked "abstain" as well as proxies held in street name by brokers that are not voted on all proposals to come before the Annual Meeting ("broker non-votes") will be considered "present" for purposes of determining whether a quorum has been achieved at the Annual Meeting.

     The two nominees for Director receiving the greatest number of votes cast at the Annual Meeting in person or by proxy shall be elected. Consequently, any shares of Common Stock present in person or by proxy at the Annual Meeting, but not voted for any reason, have no impact in the election of Directors, except to the extent that the failure to vote for an individual may result in another individual receiving a larger number of votes. All other matters to be considered at the Annual Meeting require, for approval, the affirmative vote of a majority of shares voted at the meeting in person or by proxy. Stockholders have no right to cumulative voting as to any matter, including the election of Directors. If any proposal at the Annual Meeting must receive a specific percentage of affirmative votes for approval, abstentions in respect of such proposal are treated as present and entitled to vote under Delaware law and therefore such abstentions have the effect of a vote against such proposal. Broker non-votes in respect of any proposal are not counted for purposes of determining whether such proposal has received the requisite approval.

     The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated on a valid proxy, the shares represented by such proxies received will be voted: (1) for the nominees for Director named in this Proxy Statement; (2) for approval of the Gliatech Inc. 2001 Stock Incentive Plan; (3) for approval of the appointment of Ernst & Young LLP, as independent auditors; and (4) in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes, for any other matters that properly come before the Annual Meeting.

                             ELECTION OF DIRECTORS

     The Company's Second Restated Certificate of Incorporation provides that the Board of Directors will be divided into three classes of Directors to be as nearly equal in number of Directors as possible. At each annual meeting of stockholders, Directors are elected for a term of three years and hold office until their successors are elected and qualified or until their earlier removal or resignation. Class I currently consists of William A. Clarke, and his current term of office will expire at the 2002 annual meeting of stockholders. Class II currently consists of Ronald D. Henriksen, and his current term of office will expire at the 2003 annual meeting of stockholders. Class III currently consists of Robert P. Pinkas and Steven L. Basta, and their current terms of office will expire at this Annual Meeting. Thomas O. Oesterling, Ph.D., John L. Ufheil, Irving S. Shapiro and Theodore E. Haigler, Jr. resigned from the Board of Directors in September 2000, December 2000, January 2001 and March 2001, respectively.

     All non-employee Directors receive reimbursements for any and all out-of-pocket expenses incurred in connection with attending each Board of Directors meeting or committee meeting. In addition, after each annual meeting of stockholders, every non-employee Director receives, as compensation for service on the Board of Directors, a number of shares of Common Stock equal to the value of an option to purchase 8,000 shares of Common Stock, which value is determined in accordance with the Black-Scholes option pricing model. Additionally, for attendance at each committee meeting, each such Director receives a number of shares of Common Stock equal to the value of $1,500 divided by the fair market value of one share of Common Stock on the date of such meeting. When a non-employee Director is first elected, such Director receives a one-time award of a number of shares of Common Stock equal to the value of an option to purchase 8,000 shares of Common Stock, which value is determined in accordance with the Black-Scholes option pricing model. Each non-employee Director may annually elect to receive options to purchase Common Stock or deferred stock instead of shares of Common Stock.

     At the Annual Meeting, two Directors are to be elected to hold office, each for a term of three years and until his successor is elected and qualified. The Board of Directors recommends that its two nominees for Director be elected at the Annual Meeting. The nominees are Robert P. Pinkas and Steven L. Basta. Mr. Pinkas has served as a Director of the Company since 1988, and Mr. Basta has served as a Director of the Company since February 2001. If either nominee becomes unavailable for any reason or should a vacancy occur before the election, which events are not anticipated, the proxies will be voted for the election of such other Director nominee as the Board of Directors may recommend.

     Information regarding the nominees and continuing Directors of the Company is set forth below:

                NAME                   AGE                      POSITIONS
                ----                   ---                      ---------
Robert P. Pinkas                        47    Acting Chief Executive Officer, Chairman of
                                              the Board and Director
Steven L. Basta                         35    President and Director
William A. Clarke (1)(2)(3)             62    Director
Ronald D. Henriksen (1)(2)(3)           61    Director

---------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Review Committee.

(3) Member of the Nominating Committee.

DIRECTOR NOMINEES

     ROBERT P. PINKAS has served as Acting Chief Executive Officer of the Company and Chairman of the Board of Directors since September 2000. In addition, from September 2000 to December 2000, Mr. Pinkas served as President of the Company. He has served as a Director of the Company since August 1988. He also served as Chairman of the Board of Directors from 1988 to May 1999, Secretary of the Company from August 1988 until August 1995 and Treasurer of the Company from August 1995 to

May 1999. Mr. Pinkas is the founding general partner of Brantley Partners, a venture capital firm formed in 1987. He is also a director of Pediatric Services of America, Inc., Quad Systems Corporation, Brantley Capital Corporation and Waterlink, Inc.

     STEVEN L. BASTA has served as a Director of the Company since February 2001 and as President of the Company since December 2000. Prior to joining the Company, from January 1999 to August 2000, he was Vice President Finance and Business Development of Creative BioMolecules, Inc., a biotechnology company, where he also served as Vice President Corporate Development and Investor Relations from February 1997 to January 1999. From June 1996 to December 1996, he was associated with Jundt Associates, an investment management firm. Prior to 1996, Mr. Basta held several positions, including Executive Director, Product Development, at The Immune Response Corporation, a biopharmaceutical company.

CONTINUING DIRECTORS

     WILLIAM A. CLARKE has served as a Director of the Company since May 1998. From 1986 until his retirement in January 1996, he served as President of Johnson and Johnson Medical, Inc., a medical device company.

     RONALD D. HENRIKSEN has served as a Director of the Company since May 1997. In November 1998, Mr. Henriksen became President of Advanced Research & Technology Institute of Indiana University, a technology licensing and formation company. From April 1996 through September 1998, he was Chief Executive Officer of Itasca Ventures LLC, a medical technology company. From March 1993 through January 1996, he was the President and Chief Executive Officer of Khepri Pharmaceuticals Inc., a development stage biotechnology company. From 1970 to March 1993, he held a series of managerial and executive positions, including Director of Business Development, at Eli Lilly and Company, a pharmaceutical company. Mr. Henriksen currently serves as a director of QLT Phototherapeutics, Inc.

COMMITTEES AND DIRECTORS MEETINGS

     The Board of Directors has three standing committees: the Audit Review Committee, the Compensation Committee and the Nominating Committee.

     The Audit Review Committee recommends to the Board of Directors, subject to stockholder approval, the appointment of the Company's independent auditors. The Audit Review Committee discusses with the Company's management and the Company's independent auditors the overall scope and specific plans for the audit. The Audit Review Committee also considers issues relating to auditor independence. The Audit Review Committee meets annually with the Company's senior management and independent auditors to discuss the results of the auditor's examination and the Company's financial reporting. In addition, on May 16, 2000, the Board of Directors adopted the Audit Review Committee Charter, which is attached to this Proxy Statement as Exhibit A. During fiscal 2000, the Audit Review Committee held one meeting.

     The Compensation Committee oversees all matters relating to human resources of the Company and administers (1) all stock option or stock-related plans and, in connection therewith, all awards of options and performance units to employees pursuant to any such stock option or stock related plan, (2) all bonus plans, and (3) all compensation of the Chief Executive Officer of the Company. During fiscal 2000, the Compensation Committee held four meetings.

     The Board of Directors created the Nominating Committee in January 2001. The Nominating Committee has the authority to designate, review and oversee all matters relating to the nomination and selection of candidates for membership on the Board of Directors of the Company, including, without limitation, nominations recommended by stockholders of the Company; provided, however, that any such stockholder nomination is made in compliance with the Amended and Restated By-Laws of the Company.

     The Board of Directors held eleven meetings in fiscal 2000. All of the Directors attended at least seventy-five percent (75%) of the total meetings held by the Board of Directors and by the committees on which they served in fiscal 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION AND CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The members of the Company's Compensation Committee during the fiscal year ended December 31, 2000 were Robert P. Pinkas (until September 2000 when he resigned as a member and Chairman of the Compensation Committee and became the Chairman of the Board and Acting Chief Executive Officer and President of the Company), Ronald D. Henriksen, Chairman (from September 2000 following Mr. Pinkas' resignation as Chairman of the Compensation Committee), John L. Ufheil (until December 2000 when he resigned as a member of the Board of Directors) and Irving S. Shapiro (from December 2000 following Mr. Ufheil's resignation until his resignation in January 2001). No officer or employee served on the Compensation Committee. William A. Clarke became a member of the Compensation Committee in January 2001 following Mr. Shapiro's resignation from the Board of Directors. As a result, the members of the Compensation Committee currently are Messrs. Clarke and Henriksen.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     Except as otherwise noted, the following table sets forth certain beneficial ownership information as of January 1, 2001 as to (1) the security ownership of those persons owning of record or known to the Company to be the beneficial owner of more than five percent of the voting securities of the Company and (2) the security ownership of equity securities of the Company by each of the current Directors of the Company, each of the executive officers named in the Summary Compensation Table and all current Directors and executive officers as a group. Unless otherwise indicated, all information with respect to beneficial ownership has been furnished by the respective Director, executive officer or person beneficially owning five percent or more of the Common Stock, as the case may be. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the Common Stock has been determined for this purpose in accordance with the applicable rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

                                                 AMOUNT AND NATURAL
                                                    OF BENEFICIAL       PERCENTAGE OF SHARES OF
              NAME AND ADDRESS OF                     OWNERSHIP              COMMON STOCK
               BENEFICIAL OWNER                    OF COMMON STOCK        BENEFICIALLY OWNED
              -------------------                -------------------    -----------------------
State of Wisconsin Investment Board (1)
  P.O. Box 7842
  Madison, Wisconsin 53707.....................       1,786,800                  18.5%
Robert P. Pinkas (2)...........................          80,570                     *
Steven L. Basta (3)............................          37,500                     *
William A. Clarke (4)..........................          19,599                     *
Ronald D. Henriksen (5)........................          14,999                     *
Rodney E. Dausch (6)...........................         120,091                   1.2%
Clark E. Tedford, Ph.D. (7)....................          32,500                     *
Thomas O. Oesterling, Ph.D. (8)................         332,879                   3.4%
Michael A. Zupon, Ph.D. (9)....................         130,253                   1.3%
All Directors and executive officers as a group
  (7 persons) (10).............................         305,259                   3.1%

---------------

* Represents less than 1% of the outstanding shares.

 (1) Information with respect to beneficial ownership is based on a Schedule 13G as filed with the Securities and Exchange Commission on February 9, 2001.

 (2) Includes 19,999 shares of Common Stock that may be acquired upon the exercise of stock options issued to Mr. Pinkas, 5,000 shares of Common Stock owned by Madaket Investment L.L.C., 3,811 shares of Common Stock owned by Pinkas Family Partners, L.P. ("PFP"), 32,299 shares of Common Stock owned by Brantley Venture Management, L.P. ("BVM") and 19,461 shares of Common Stock owned by Brantley Venture Management II, L.P. ("BVM II"). Mr. Pinkas, Chairman and Acting

     Chief Executive Officer of the Company, serves as the managing member of Madaket Investment L.L.C and as the general partner of PFP. PFP is general partner of BVM and BVM II.

 (3) Includes 37,500 shares of Common Stock that may be acquired upon the exercise of stock options.

 (4) Includes 18,999 shares of Common Stock that may be acquired upon the exercise of stock options and 600 shares of Common Stock owned by Mr. Clarke's spouse. Mr. Clarke disclaims beneficial ownership of the shares held by his spouse.

 (5) Includes 14,999 shares of Common Stock that may be acquired upon the exercise of stock options.

 (6) Includes 117,000 shares of Common Stock that may be acquired upon the exercise of stock options.

 (7) Includes 32,500 shares of Common Stock that may be acquired upon the exercise of stock options.

 (8) Includes 214,550 shares of Common Stock that may be acquired upon the exercise of stock options. Includes 78,329 shares of Common Stock held by the Thomas O. Oesterling Trust, with Thomas O. Oesterling as trustee. Dr. Oesterling retired as the Chief Executive Officer of the Company effective as of September 25, 2000.

 (9) Includes 113,250 shares of Common Stock that may be acquired upon the exercise of stock options. Dr. Zupon resigned as Executive Vice President, Research and Development of the Company effective as of September 25, 2000.

(10) Includes 240,997 shares of Common Stock that may be acquired upon the exercise of stock options. Does not include shares of Common Stock beneficially owned by Drs. Oesterling and Zupon, who retired and resigned, respectively, from the Company effective September 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based upon its review of the copies of Section 16(a) forms received by it, and upon written representations from reporting persons concerning the necessity of filing an Annual Statement of Changes in Beneficial Ownership on Form 5 (a "Form 5"), the Company believes that, during fiscal 2000, all filing requirements for reporting persons were met, except as follows:

     William A. Clarke filed a late Form 5 that identified two transactions that should have been reported earlier on a Form 5; Ronald D. Henriksen filed a late Form 5 that identified five transactions that should have been reported earlier on a Form 5; Robert P. Pinkas filed a late Form 5 that identified three transactions that should have been reported earlier on a Form 5; and Theodore E. Haigler, Jr. filed a late Form 5 that identified two transactions that should have been reported earlier on a Form 5. All of these transactions involved the awards of interests in an equity-based account for these individuals' service on the Board of Directors and on committees of the Board of Directors upon which they served during fiscal 2000.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information relating to the annual and long-term compensation for the year ended December 31, 2000 for each person who served as Chief Executive Officer during such fiscal year and the other named executive officers of the Company who received compensation in excess of $100,000 in that year (the "Named Executive Officers"):

                                                                  LONG TERM COMPENSATION
                                                              -------------------------------
                                      ANNUAL COMPENSATION     RESTRICTED
                                     ----------------------     STOCK                            ALL OTHER
          NAME AND                     SALARY       BONUS       AWARDS         SECURITIES       COMPENSATION
     PRINCIPAL POSITION       YEAR      ($)          ($)         ($)       UNDERLYING OPTIONS     ($) (1)
     ------------------       ----   ----------   ---------   ----------   ------------------   ------------
Robert P. Pinkas............  2000    $      0    $      0     $     0          100,000           $      0
  Chairman and Acting Chief
  Executive Officer(2)
Thomas O. Oesterling,
  Ph.D......................  2000    $236,000    $      0     $     0                0           $238,600(4)
  Chairman and Chief........  1999     290,000      40,600           0           55,000              1,980
  Executive Officer(3)......  1998     265,000     112,000      53,000                0              3,510
Michael A. Zupon, Ph.D......  2000    $139,000    $      0     $     0                0           $ 90,312(6)
  Executive Vice
    President,..............  1999     180,000      18,900           0           35,000                450
  Research and..............  1998     170,000      48,500      27,000                0                510
  Development(5)
Rodney E. Dausch............  2000    $220,000    $ 39,600     $     0           90,000           $  2,270
  Chief Operating Officer...  1999     182,500      23,275           0           70,000              1,290
  and Secretary(7)..........  1998     170,000      47,000      27,000                0              1,440
Clark E. Tedford, Ph.D......  2000    $158,000    $ 34,200     $     0           50,000           $    330
  Executive Vice President,
  Research and
  Development(8)

---------------

(1) Includes premiums on life insurance policies paid by the Company on behalf of each of the Named Executive Officers.

(2) Robert P. Pinkas assumed the position of Chairman of the Board of Directors and Acting Chief Executive Officer and President of the Company in September 2000. Mr. Pinkas served as President of the Company until December 2000. Mr. Pinkas did not receive any cash compensation in the fiscal year ended December 31, 2000 to serve as the Acting Chief Executive Officer and President.

(3) Thomas O. Oesterling, Ph.D. retired effective as of September 25, 2000.

(4) Includes severance payments totaling approximately $237,222 paid in 2000. Dr. Oesterling will continue to receive severance payments from the Company of approximately $18,611 per month until September 2003, subject to reduction by an amount equal to any remuneration paid to Dr. Oesterling for services that he performs as an employee of, or advisor or consultant to, any entity.

(5) Michael A. Zupon, Ph.D. resigned effective as of September 25, 2000.

(6) Includes a severance payment of $90,000 paid in 2000. Dr. Zupon will receive another severance payment of $90,000 in 2001.

(7) Rodney E. Dausch served as Executive Vice President and Chief Financial Officer of the Company until September 25, 2000, at which time he became the Chief Operating Officer of the Company.

(8) Clark E. Tedford, Ph.D. assumed the position of Executive Vice President, Research and Development of the Company in September 2000. Prior to such time, Dr. Tedford was Vice President of Product Development of the Company.

                                 OPTION GRANTS

     The following table sets forth certain information concerning individual grants of stock options made during the last completed fiscal year to each of the Named Executive Officers:

                                                                                               POTENTIAL REALIZABLE
                                            INDIVIDUAL GRANTS                                    VALUE AT ASSUMED
                                        -------------------------                                 ANNUAL RATES OF
                                        NUMBER OF      PERCENT                                      STOCK PRICE
                                        SECURITIES     OF TOTAL                                  APPRECIATION FOR
                                        UNDERLYING     OPTIONS                                      OPTION TERM
                                         OPTIONS      GRANTED TO    EXERCISE OR                     STOCK PRICE
                                         GRANTED     EMPLOYEES IN   BASE PRICE    EXPIRATION   ---------------------
                 NAME                      (#)       FISCAL YEAR      ($/SH)         DATE       5%($)       10%($)
                 ----                   ----------   ------------   -----------   ----------   --------   ----------
Robert P. Pinkas......................    100,000        10.9%        $ 7.75       9/21/10     $487,393   $1,235,150
Thomas O. Oesterling, Ph.D............          0           0%            --            --           --           --
Michael A. Zupon, Ph.D................          0           0%            --            --           --           --
Rodney E. Dausch......................     90,000         9.8%        $ 7.75       9/21/10     $438,654   $1,111,635
Clark E. Tedford, Ph.D................     50,000         5.4%        $ 7.75       9/21/10     $243,697   $  617,575

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information regarding unexercised stock options held by the Named Executive Officers as of December 31, 2000.

                                                                                               VALUE OF
                                                                          NUMBER OF          UNEXERCISED
                                                                         UNEXERCISED         IN-THE-MONEY
                                                SHARES                    OPTIONS AT          OPTIONS AT
                                               ACQUIRED     VALUE      FISCAL YEAR-END     FISCAL YEAR-END
                                                  ON       REALIZED    EXERCISABLE(E)/     EXERCISABLE(E)/
                    NAME                       EXERCISE      ($)       UNEXERCISABLE(U)    UNEXERCISABLE(U)
                    ----                       --------    --------    ----------------    ----------------
Robert P. Pinkas.............................         0           0        19,999(E)          $    0(E)
                                                                          108,001(U)               0(U)
Thomas O. Oesterling, Ph.D...................    40,000    $112,500(1)    214,550(E)          $6,413(E)
                                                                           41,250(U)               0(U)
Michael A. Zupon, Ph.D.......................         0           0       113,250(E)          $    0(E)
                                                                           26,250(U)               0(U)
Rodney E. Dausch.............................         0           0       117,000(E)          $    0(E)
                                                                          142,500(U)               0(U)
Clark E. Tedford, Ph.D.......................         0           0        32,500(E)          $    0(E)
                                                                           72,500(U)               0(U)

---------------

(1) Dr. Oesterling exercised options to purchase 40,000 shares of Common Stock on December 6, 2000. Because Dr. Oesterling did not sell the shares of Common Stock that he acquired upon exercise, the value realized is based upon the closing price of $4.0625 of the Common Stock on the Nasdaq National Market on December 29, 2000.

EMPLOYMENT AGREEMENTS

     The Company is a party to an employment agreement with Steven L. Basta, the President of the Company, effective as of December 18, 2000. The employment agreement provides for a minimum annual salary for Mr. Basta of $260,000 per year for the period through December 31, 2002. If Mr. Basta remains an employee of the Company after December 31, 2002, his annual salary will be established by the Compensation Committee. The employment agreement also provides for an annual bonus of up to 40% of Mr. Basta's annual salary and a grant of 375,000 stock options. Such stock options have an exercise price equal to $8.00 per share, the fair market value of the Company's Common Stock on the date of grant, and become exercisable with respect to 10% of the shares covered by the option ninety days following the date of grant and with respect to an additional 22 1/2% of the shares covered by the option on each of the first four anniversaries of the date of grant. In addition, the Company will make a payment to Mr. Basta in an amount such that Mr. Basta retains an amount equal to the difference between (1) his actual federal income tax liability with respect to his exercise of the number of stock options which become exercisable for the first time by him during a calendar year and have an aggregate option price which is less than $100,000 (the "Grossed-Up Options") and (2) the amount of federal income tax liability he would have incurred upon exercise of the Grossed-Up Options if the amount of income recognized by him upon such exercise for federal income tax purposes had been subject to federal income tax as long-term capital gain.

     Either the Company or Mr. Basta may terminate the employment agreement at any time. The employment agreement provides that if Mr. Basta is terminated by the Company (except for termination with cause or termination because of death or permanent disability), or if Mr. Basta terminates his employment for good reason, Mr. Basta will be entitled to the following: (1) a lump sum severance payment in an amount equal to one times his salary, (2) reimbursement from the Company for any premiums paid by him for health insurance for a one-year period and (3) all outstanding stock options granted to him will immediately vest and will remain exercisable for a one-year period beginning on the date of such termination. No severance payments will be made pursuant to the terms of the employment agreement unless Mr. Basta releases the Company from any claims or causes of action he has, or may have had, against the Company as of the date of his termination of employment. Mr. Basta will not be entitled to receive severance payments pursuant to the terms of his employment agreement if he receives severance payments pursuant to the terms of the Change in Control Agreement described below. Pursuant to the terms of the employment agreement, Mr. Basta may not compete with the Company and may not solicit its employees for two years following the date of his termination of employment.

     The Company is a party to a severance agreement with each of Mr. Dausch and Dr. Tedford that provides for severance payments in the event that Mr. Dausch or Dr. Tedford, as the case may be, is terminated without cause. The severance agreement provides that, if terminated without cause, Mr. Dausch or Dr. Tedford, as the case may be, will receive a lump sum payment equal to twelve times his monthly base salary at the time of termination, as well as reimbursement for twelve months for any premiums paid by the individual for health insurance provided to the individual by the Company. Mr. Dausch or Dr. Tedford, as the case may be, will not be entitled to payments pursuant to the terms of the severance agreement if either, as the case may be, receives severance compensation pursuant to the terms of the Change in Control Agreement described below. Pursuant to the terms of the applicable severance agreement, Mr. Dausch may not compete with the Company and may not solicit its employees for two years following the date upon which his employment terminates and Dr. Tedford may not, subject to certain limitations, compete with the Company and may not solicit its employees for one year following the date upon which his employment terminates. The severance agreement for Mr. Dausch supersedes a prior letter agreement with Mr. Dausch that provided for severance payments in the event he was terminated without cause.

     The Company is also a party to agreements with each of Mr. Basta, Mr. Dausch and Dr. Tedford that provide for payments to be made to these individuals upon the occurrence of certain events in the case of a change in control, as such term is defined in such agreements (the "Change in Control Agreements"). The Change in Control Agreements provide that, after the occurrence of a change in control, if these individuals are terminated (except for termination with cause or termination because of death or permanent disability) or if they terminate their employment with the Company upon the occurrence of certain events, they will be entitled to receive a lump sum severance payment in an amount equal to three times his salary in the case of Mr. Basta, three times his salary in the case of Mr. Dausch and two times his salary in the case of Dr. Tedford and a lump sum payment equal to the value of any earned or accrued annual bonus or long-term incentive pay. Upon such a termination of employment, all outstanding options granted to Mr. Basta, Mr. Dausch and Dr. Tedford will become immediately exercisable. In addition, the Company will provide welfare benefits which are substantially similar to those that the executive was receiving immediately prior to the termination of employment for a period of 36 months in the case of Mr. Basta, 36 months in the case of Mr. Dausch and twelve months in the case of Dr. Tedford. In the event Mr. Basta, Mr. Dausch or Dr. Tedford are subject to any excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), the Company will make a payment to the executive in an amount such that, after payment by the executive of all taxes, including any excise tax imposed upon such payment, the executive retains an amount of the payment equal to the excise tax imposed upon the payment.

     The Company entered into an agreement with Thomas O. Oesterling, Ph.D. effective as of September 25, 2000, the date on which Dr. Oesterling retired from his position as Chief Executive Officer of the Company and resigned as Chairman of the Board of the Company. The agreement provides that Dr. Oesterling will receive severance compensation in amount equal to three times his base salary in effect immediately prior to his retirement, with $200,000 of such severance compensation payable immediately and the remainder payable in 36 installments during the period from November 2000 through September 2003. The amount of such severance compensation is subject to reduction by an amount equal to any remuneration paid to Dr. Oesterling for services that he performs as an employee of, or advisor or consultant to, any entity. The agreement also provides that (1) Dr. Oesterling's ability to exercise any stock options granted, prior to his retirement will continue to be governed by the terms and conditions of the Company's Amended and Restated 1989 Stock Option Plan and the agreements previously entered into between the Company and Dr. Oesterling with respect to such options, (2) any such options that did not vest prior to his retirement will continue to vest for a period of three years after his retirement and (3) with respect to options granted to Dr. Oesterling on or after July 21, 1992, Dr. Oesterling has until the earlier of the end of such three-year period or the expiration date of such stock options to exercise any vested options. Dr. Oesterling and his eligible dependents are also entitled to continue as participants in the Company's group health plan, on the same basis that the Company's active employees participate in such plan, for the three-year period following his retirement. The agreement also provides that in consideration for the payment and benefits received by Dr. Oesterling, he will not engage in any business that is in competition with the Company's business for a period of three years and he released the Company from any claims or causes of action he has, or may have had, against the Company.

     The Company entered into an agreement with Michael A. Zupon, Ph.D. effective as of September 25, 2000, the date on which Dr. Zupon resigned from his position as Executive Vice President of Research and Development of the Company. The agreement provides that Dr. Zupon will receive severance compensation in an amount equal to his base salary in effect immediately prior to his resignation, with one-half of such severance compensation payable immediately and the remaining one-half payable six months after the date of his resignation. The agreement also provides that (1) Dr. Zupon's ability to exercise any stock options granted prior to his resignation will continue to be governed by the terms and conditions of the Company's Amended and Restated 1989 Stock Option Plan and the agreements previously entered into between the Company and Dr. Zupon with respect to such options, (2) any such options that did not vest prior to his resignation will continue to vest for a period of one year after his resignation and (3) Dr. Zupon has a 15-month period to exercise any vested options. Dr. Zupon is also entitled to continue as a participant in the Company's group health plan, on the same basis that the Company's active employees participate in such plan, for a one-year period following his resignation. The agreement also provides that in consideration for the payments and benefits received by Dr. Zupon, he will not engage in any business that is in competition with the Company's business for a period of 15 months and he released the Company from any claims or causes of action he has, or may have had, against the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The following report has been submitted by the Compensation Committee (the "Committee") of the Board of Directors. It is the responsibility of the Committee to exercise the authority of the Board of Directors with respect to
(1) evaluation of performance of management, (2) compensation of executive officers and (3) administration of certain of the Company's stock option plans.

EXECUTIVE COMPENSATION POLICY

     Historically, the Company's overall compensation philosophy has been to:

     - Attract and retain quality talent, which is critical to both the short-term and long-term success of the Company.

     - Reinforce financial and strategic performance objectives through bonus and incentive stock option compensation that shares the rewards and risks of strategic decision-making.

     To reflect this philosophy in determining executive compensation levels, the Committee conducts annual reviews of all executive officers to evaluate the performance of each individual employee, including each person's decision-making responsibilities and work-related accomplishments, as well as such individual's contribution to the performance of the Company over the previous year.

     While this philosophy still guides the Committee, the recent challenges that confronted the Company in 2000 led the Committee to place more emphasis in attracting and retaining qualified employees in order to assist the Company in overcoming such challenges. Therefore, in determining the level of executive compensation, including the executive compensation level for 2000, the Committee not only weighed the performance of the Company during the prior year and the contribution of the executive officers of the Company to such performance, but it also took into account these challenges that may have impacted the Company's performance. In light of these challenges, the Committee continues to review the performance of the Company with respect to the Company's relative profitability and sales performance prior to the time the Company ceased distribution of products, progress in resolving its regulatory issues, progress in its clinical approval process and progress in its clinical trials and research development. The compensation levels of the Company's executive officers are also compared to the levels of executive compensation paid by other corporations in the healthcare industry. In particular, comparisons are made by the Committee with respect to salary levels, bonuses and stock option awards in order to assist the Company in retaining its executive officers. Such comparisons are made to companies in the healthcare industry with which the members of the Committee are familiar and to the companies that are similar in size and complexity to the operations and research-related functions of the Company. The companies used as comparisons are not chosen based on any published index or the peer group index used in the stock performance graph below. The Company strives to set its aggregate compensation level, as well as the individual components of such compensation, near the median of such comparison companies.

GENERAL COMPENSATION POLICIES

     The Committee's approach to compensation programs is to offer competitive salaries in comparison to competitive market practices. The Committee is responsible for the Company's executive compensation program, which consists of three principal components: (1) base salary; (2) annual cash and stock bonuses; and (3) long-term equity incentives. The Committee uses market compensation levels as a frame of reference for starting salary, stock option awards and annual salary adjustments. The Committee considers the decision-making responsibilities of each position, and the experience and work performance of each of its existing executive officers. Salary reviews are conducted annually with input from the President and the Chief Financial Officer.

ANNUAL BONUS PLANS

     The Company's annual bonus plan is designed to be an attractive and powerful incentive to achieve improved performance results at the Company. Each of the Company's executive officers participates in the Company's management bonus plan. This plan permits the President and other participating executive officers to achieve bonus payments of as much as 40% and 30%, respectively, of their base salary if the Company achieves certain performance objectives that are set annually by the Compensation Committee. Performance objectives are generally set based on the Company's operating and strategic objectives, progress in resolving its regulatory issues, progress in its clinical approval process and progress in its clinical trials and research development, and are specifically set based on the established objectives that correspond to the position held by the executive officer. The Committee believes that by making a portion of annual compensation contingent on the Company's performance, executive officers are motivated to achieve improvements in operating results.

BENEFIT PLANS

     The Company maintains several benefit plans designed to provide an attractive package to its executive officers. The Company periodically reevaluates the nature and extent of the benefit plans in light of the plans available to executives at competitors in the healthcare industry.

STOCK OPTIONS

     Historically, the Committee has awarded stock options to each of the Company's executive officers to (1) attract new quality officers to join the Company, (2) reward executive officers for accomplishing performance objectives and (3) motivate management with long-term ownership incentives to build the value of the Company both in the short-term and the long-term. In light of the new challenges faced by the Company, the Committee gave particular consideration in connection with the granting of stock options to attracting new employees to the Company, as well as retaining those officers already with the Company. The Committee also considered market practices for similar positions in the healthcare industry and the amount and terms of prior awards to an individual. In 2000, 665,000 stock options were granted to executive officers, including 425,000 to new officers.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The annual compensation package for Thomas O. Oesterling, Ph.D., the Company's former Chief Executive Officer, was established by the Committee after reviewing his accomplishments during the prior year, his experience with the Company, and the salaries of other chief executive officers in comparable companies. The annual base salary of Dr. Oesterling remained the same as his 1999 annual base salary, which was a 9.43% increase from his 1998 annual base salary. Dr. Oesterling retired as Chief Executive Officer of the Company effective as of September 25, 2000.

     As a result of Dr. Oesterling's retirement, the Company appointed Robert P. Pinkas, a Director of the Company since 1988, as the Acting Chief Executive Officer. Although Mr. Pinkas will not receive a salary for his services as Acting Chief Executive Officer, he did receive 100,000 stock options valued at the fair market value of the Company's Common Stock as reflected on the Nasdaq National Market as of the date of grant in consideration of assuming the role of Acting Chief Executive Officer.

Compensation and Stock Option Committee
Ronald D. Henriksen, Chairman
William A. Clarke

                         AUDIT REVIEW COMMITTEE REPORT

     The Board of Directors of the Company adopted a written Audit Review Committee Charter, a copy of which is included as Exhibit A to this Proxy Statement. All members of the Audit Review Committee are independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

     The Audit Review Committee has reviewed and discussed with the Company's management and Ernst & Young LLP, the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000. The Audit Review Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

     The Audit Review Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with Ernst & Young LLP their independence. The Audit Review Committee has also considered whether the provision of other non-audit services to the Company by Ernst & Young LLP is compatible with maintaining their independence.

     Based on the review and discussions referred to above, the Audit Review Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed with the U.S. Securities and Exchange Commission.

Audit Review Committee
William A. Clarke, Chairman
Ronald D. Henriksen

                      COMPARATIVE STOCK PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return for the five year period ended December 31, 2000 with the Russell 2000 Index and an index of certain companies selected by the Company as comparative to the Company. The graph assumes that the value of the investment in the Company's Common Stock and in each index was $100.00 on December 31, 1995.

                     COMPARISON OF COMPANY'S COMMON STOCK,
                      RUSSELL 2000 INDEX AND PEER INDEX(1)
LINE GRAPH

                                                      GLIATECH INC.             PEER GROUP INDEX           RUSSELL 2000 INDEX
                                                      -------------             ----------------           ------------------
12/31/1995                                                  100                         100                         100
12/31/1996                                                92.54                      114.66                      116.61
12/31/1997                                               122.39                         147                      142.66
12/31/1998                                               358.21                      123.66                      138.66
12/31/1999                                               198.51                      121.36                      165.82
12/31/2000                                                48.51                       85.44                      158.66

(1) The Company's line of business peer group consists of: Anika Therapeutics, Inc., Guilford Pharmaceuticals Inc., Integra LifeSciences Corporation, Lifecore Biomedical, Inc. and Osteotech, Inc. The Company's line of business peer group in last year's proxy statement also included Biomatrix, Inc., which has since been excluded because of its merger with and into a wholly owned subsidiary of Genzyme Corporation in December 2000. The total return of each member of the Company's peer groups has been weighted according to each member's stock market capitalization.

              APPROVAL OF THE COMPANY'S 2001 STOCK INCENTIVE PLAN

     The Company desires to continue its policy of encouraging greater ownership of Common Stock of the Company by its key employees, including employees that are also Directors, in order to more closely align their interests with those of the stockholders. For this purpose, subject to approval by the stockholders of the Company at the Annual Meeting, the Board of Directors has adopted the Gliatech Inc. 2001 Stock Incentive Plan (the "Plan"). A summary of the Plan is set forth below. The full text of the Plan is attached to this Proxy Statement as Exhibit B and the summary is qualified in its entirety by reference to Exhibit B.

PLAN SUMMARY

     Purpose. In accordance with the policy stated above, the purpose of the Plan is to attract, retain and motivate employees, officers, consultants and other independent contractors of the Company and to provide to such persons incentives and rewards for superior performance and contribution.

     General. Under the Plan, the Board is authorized to make awards of options to purchase shares of Common Stock ("Option Rights"), awards of tandem appreciation rights and/or free-standing appreciation rights ("Appreciation Rights"), awards of performance shares ("Performance Shares") and performance units ("Performance Units"), awards of restricted shares ("Restricted Shares"), and awards of deferred shares ("Deferred Shares"). The terms applicable to awards of the various types, including those terms that may be established by the Board when making or administering particular awards, are set forth in detail in the Plan.

     Shares Available Under the Plan. Subject to adjustment as provided in the Plan, the number of shares of Common Stock that may be issued or transferred by the Company (1) upon the exercise of Option Rights or Appreciation Rights, (2) as Restricted Shares and released from substantial risk of forfeiture thereof,
(3) as Deferred Shares, (4) in payment of Performance Shares or Performance Units that have been earned, or (5) in payment of dividend equivalents paid with respect to awards made under the Plan may not exceed 1,000,000 in the aggregate, plus any shares relating to awards that expire or are forfeited or canceled. Such shares may be shares of original issuance or treasury shares or a combination of both. Upon the payment of any option price by the transfer to the Company of Common Stock or upon satisfaction of any withholding amount by means of a transfer or relinquishment of shares of Common Stock, there shall be deemed to have been issued or transferred under the Plan only the net number of shares of Common Stock actually issued or transferred by the Company.

     Subject to adjustment as provided in the Plan, (1) the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of incentive stock options ("ISOs") may not exceed 1,000,000 shares,
(2) no participant may be granted Option Rights and Appreciation Rights, in the aggregate, for more than 250,000 shares of Common Stock during any calendar year, and (3) the number of Performance Shares, Restricted Shares and Deferred Shares that may be issued under the Plan may not exceed 75,000 in the aggregate. In no event may any participant, in any calendar year, receive an award of Performance Shares, Performance Units or Restricted Shares specifying Management Objectives (as described below) having an aggregate maximum value as of their respective dates of grant in excess of $250,000, nor may a participant earn dividend equivalents in any one calendar year having a value in excess of $250,000.

     Eligibility. Officers, employees (including individuals who have received offers to become employees), or consultants or other independent contractors of the Company or any of its subsidiaries may be selected by the Board to receive benefits under the Plan. Approximately 70 employees and officers of the Company and its subsidiaries are eligible to receive awards under the Plan. Non-employee Directors are not eligible for awards under the Plan.

     Option Rights. The Board may grant Option Rights, which entitle the optionee to purchase a specified number of shares of Common Stock at a price not less than Market Value per Share (as defined in the Plan) on the date of grant. The option price is payable (1) in cash at the time of exercise, (2) by the transfer to the Company of nonforfeitable unrestricted shares of Common Stock owned by the optionee for not less than six months having a value at the time of exercise equal to the option price, (3) by surrender of any other awards under the Plan having a value at the time of exercise equal to the option price, or (4) by a combination of such payment methods. Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates.

     Option Rights granted under the Plan may be Option Rights that are intended to qualify as ISOs, Option Rights that are not intended to so qualify or combinations thereof. The Board may, at or after the date of grant of any Option Rights (other than ISOs), provide for the payment of dividend equivalents to the optionee in cash or additional shares of Common Stock on a current, deferred or contingent basis or may provide that such equivalents be credited against the option price.

     No Option Right may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment with the Company or any of its subsidiaries that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change of Control (as described below) of the Company. Successive grants may be made to the same optionee whether or not Option Rights previously granted remain unexercised. Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to exercise such rights. Each grant of Option Rights must be evidenced by an Evidence of Award (as defined in the Plan) containing the terms and provisions, consistent with the Plan and the Code, as the Board may approve.

     Appreciation Rights. Appreciation Rights provide optionees an alternative means of realizing the benefits of Option Rights. A Tandem Appreciation Right is a right, exercisable by surrender of the related Option Right, to receive from the Company an amount equal to 100%, or such lesser percentage as the Board may determine, of the spread between the option price and the current value of the shares of Common Stock underlying the option. A Free-Standing Appreciation Right is the right to receive from the Company up to 100% of the spread at the time of exercise. When computing the spread for a Free-Standing Appreciation Right, the base price must be equal to or greater than the Market Value per Share on the date of grant. Successive grants may be made to the same recipient even if that individual already has unexercised Free-Standing Appreciation Rights. No Free-Standing Appreciation Right may be exercised more than ten years from the date of grant.

     Any grant of Appreciation Rights may specify any or all of the following:
(1) that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in shares of Common Stock or in any combination thereof, and the right to elect among those alternatives may be given to the participant or retained by the Board, (2) a maximum amount payable on exercise, (3) waiting periods before exercise, (4) permissible exercise dates or periods, (5) whether the Appreciation Right may be exercised only on or after a Change of Control of the Company, (6) whether dividend equivalents may be paid in cash or in shares of Common Stock, and (7) Management Objectives that must be achieved as a condition to exercise such rights. Appreciation Rights must be evidenced by an Evidence of Award containing the terms and provisions, consistent with the Plan and the Code, as the Board may approve.

     Performance Shares and Performance Units. A Performance Share is the equivalent of one share of Common Stock, and a Performance Unit is the equivalent of $1.00. The number of Performance Shares of Performance Units is specified by the Board and may be adjusted to reflect changes in compensation or other factors (unless the adjustment for certain participants would cause an award to lose its exemption under Section 162(m) of the Code).

     A participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period shall be a period of time of not less than three years, except in the case of a Change of Control, if the Board shall so determine. A minimum level of acceptable achievement will also be established by the Board. If by the end of the Performance Period, the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the specified Management Objectives, but has attained or exceeded the predetermined minimum, the participant will be deemed to have partly earned the Performance Shares and/or Performance Units (the amount to be determined in accordance with a formula to be determined by the Board).

     To the extent earned, the Performance Shares and/or Performance Units will be paid to the participant at the time and in the manner determined by the Board in cash, shares of Common Stock or in any combination thereof (the Board may give either the participant or the Board the right to choose the form of payment). Dividend equivalents on Performance Shares may be paid in cash or additional shares of Common Stock on a current, deferred or contingent basis. The Board may specify a maximum amount payable under any grant of Performance Shares or Performance Units. Performance Shares and Performance Units must be evidenced by an Evidence of Award containing the terms and provisions, consistent with the Plan and the Code, as the Board may approve.

     Management Objectives. The Plan requires that the Board establish "Management Objectives" for purposes of Performance Shares and Performance Units. When so determined by the Board, Option Rights, Appreciation Rights and Restricted Shares may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or a subsidiary in which the participant is employed. The Management Objectives applicable to any award to a participant who is, or is determined by the Board likely to become, a Covered Employee (within the meaning of Section 162(m) of the Code), shall be limited to specified levels of or growth in (1) revenues, (2) earnings from operations, (3) earnings before or after interest and taxes, (4) net income, (5) cash flow, (6) earnings per share, (7) debt to capital ratio, (8) economic value added, (9) return on total capital, (10) return on invested capital, (11) return on equity,
(12) return on assets, (13) total return to stockholders, (14) earnings before or after interest, depreciation, amortization or extraordinary or special items,
(15) return on investment, (16) free cash flow, (17) cash flow return on investment (discounted or otherwise), (18) net cash provided by operations, (19) cash flow in excess of cost of capital, (20) operating margin, (21) profit margin and (22) stock price. If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption under Section 162(m) of the Code. In such case, the Board may not make any modification of the Management Objectives or minimum acceptable level of achievement.

     Restricted Shares. A grant of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration for the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, but the Board may require that any dividends be automatically deferred and reinvested in additional Restricted Shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than the current Market Value per Share at the date of grant, as the Board may determine.

     Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than three years. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Board for the period during which the forfeiture provisions are to continue. The Board may provide for a shorter period during which the forfeiture provisions are to apply in the event of a Change of Control.

     Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant must also specify in respect of such specified Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. Restricted Shares must be evidenced by an Evidence of Award containing the terms and provisions, consistent with the Plan and the Code, as the Board may approve.

     Deferred Shares. A grant of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions during the deferral period as the Board may specify. During the deferral period, the participant has no right to transfer any rights under his or her award, has no rights of ownership in the Deferred Shares and no right to vote them, but the Board may, at or after the date of grant, authorize the payment of dividend equivalents on such shares on a current, deferred or contingent basis, either in cash or additional shares of Common Stock. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by the participant that is less than the Market Value per Share at the date of grant.

     Deferred Shares must be subject to a deferral period of at least one year, as determined by the Board at the date of grant, except that the Board may provide for the earlier termination of such period in the event of a Change of Control. Deferred Shares must be evidenced by an Evidence of Award containing the terms and provisions, consistent with the Plan and the Code, as the Board may approve.

     Administrative and Amendments. The Plan is to be administered by the Board, except that the Board has the power under the Plan to delegate all or any portion of its authority under the Plan to a committee of the Board consisting of not less than two "Non-Employee Directors" within the meaning of Rule 16b-3 under the Exchange Act who are "outside directors" within the meaning of Section 162(m) of the Code.

     The Board's interpretation and construction of any provision of the Plan and related agreements and documents is final and conclusive. The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the stockholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which shares of Common Stock are traded or quoted, if any, shall not be effective unless and until such approval is obtained; provided further, however, that in no event shall the Board amend
Section 4(b), Section 5(d)(i) or Section 16(b) of the Plan in whole or in part without the affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote at a duly convened meeting of the stockholders of the Company. The Board may not, without the further approval of the stockholders of the Company, authorize the amendment of any Option Right outstanding at any time to reduce the option price, and no Option Right may be canceled and replaced with awards having a lower option price without further stockholder approval. Further, the Board may not, without the further approval of the stockholders of the Company, authorize the amendment of any Appreciation Right outstanding at any time to reduce the base price, and no Appreciation Right may be canceled and replaced with awards having a lower base price without further stockholder approval.

     The Board may require participants, or permit participants to elect, to defer issuance of shares or the settlement of cash awards and may provide for payment of interest or dividend equivalents on the deferred amounts. The Board may also condition any award on the surrender or deferral by a participant of his or her right to receive a cash bonus or other compensation.

     The Board may provide for special terms for awards to participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside the United States as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

     Change of Control. "Change of Control" is defined in the Plan as any one of the following:

     - the Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization, less than a majority of the combined voting power of the then-outstanding voting securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of voting securities of the Company immediately prior to such transaction;

     - the Company sells or otherwise transfers all or substantially all of its assets to another corporation or another legal person, and as a result of such sale or transfer, less than a majority of the combined voting power of the then-outstanding voting securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of voting securities of the Company immediately prior to such sale or transfer;

     - there is a report filed on Schedule 13D or Schedule TO (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
       Act) of securities representing 20% or more of the combined voting power of the then-outstanding voting securities of the Company;

     - the Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a Change of Control of the Company has or may have occurred or will occur in the future pursuant to any then-existing contract or transaction; or

     - if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause, each Director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-third of the Directors of the Company (or a committee thereof) then still in office who were Directors of the Company at the beginning of any such period will be deemed to have been a Director of the Company at the beginning of such period, but excluding, for this purpose, any such Director whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-1 of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

However, a "Change of Control" will not be deemed to have occurred for purposes of the Plan solely because (1) the Company, (2) a subsidiary of the Company, or
(3) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any of its subsidiaries either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule TO, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of voting securities, whether equal to or in excess of 20% or otherwise, or because the Company reports that a Change of Control of the Company has occurred or will occur in the future by reason of such beneficial ownership.

     Transferability. Except as otherwise determined by the Board, no Option Right or Appreciation Right or other derivative security is transferable by a participant, except upon death or by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights are exercisable during the participant's lifetime only by the participant or the participant's guardian or legal representative.

     The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (1) to be issued or transferred by the Company upon exercise of Option Rights or Appreciation Rights, upon termination of the deferral period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (2) no longer subject to the substantial risk of forfeiture and restrictions on transfer applicable to Restricted Shares, shall be subject to further restrictions on transfer.

     Adjustments. The maximum number of shares that may be issued and delivered under the Plan, the number of shares covered by outstanding Option Rights and Appreciation Rights, and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any and all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances to prevent dilution or enlargement of the rights of participants caused by any transaction or event described above and may require the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of the Plan as the Board may determine appropriate to reflect any transaction or event described above.

     Termination. The Plan shall continue in effect until the date on which all of the shares of Common Stock available for issuance or transfer under the Plan have been issued or transferred and the Company has no further obligations under the Plan; provided, however, that no ISO may be granted under the Plan more than ten years after the date on which the Plan is first approved by the stockholders of the Company or more than ten years after the date on which the Plan is adopted by the Board, whichever is earlier.

     Withholding Taxes. The Company shall have the right to deduct from any payment under the Plan an amount equal to the federal, state, local and foreign taxes which in the opinion of the Company are required to be withheld by it with respect to such payment, and, to the extent that the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. In no event, however, may the Company accept shares of Common Stock for the payment of taxes in excess of required tax withholding rates. However, in the discretion of the Board, a participant or such other person may surrender shares of Common Stock owned for more than six months to satisfy any tax obligations resulting from any such transaction.

PLAN BENEFITS

     Owing to the discretion to be exercised by the Board in administering the Plan, it is not possible to determine in advance how the several types of awards authorized under the Plan will be allocated among eligible participants.

AWARDS HERETOFORE GRANTED UNDER THE 2001 STOCK INCENTIVE PLAN

                            NEW PLAN BENEFITS TABLE

     From January 1, 2001 through March 31, 2001, awards under the Gliatech Inc. 2001 Stock Incentive Plan had been made as follows:

                                                                           NUMBER OF SHARES OF
                                                               DOLLAR         COMMON STOCK
                     NAME AND POSITION                        VALUE($)    UNDERLYING OPTIONS(1)
                     -----------------                        --------    ---------------------
Robert P. Pinkas............................................     (2)              37,500(3)
  Chairman and Acting Chief Executive Officer
Rodney E. Dausch............................................     (2)              37,500(3)
  Chief Operating Officer and Secretary
Clark E. Tedford, Ph.D......................................     (2)              56,250(3)
  Executive Vice President, Research and Development
All Current Executive Officers as a Group
  (including the executive officers named above)............     (2)             243,750(3)
All Non-Executive Directors as a Group......................     --                   --
All Non-Executive Employees as a Group (including all
  current officers
  who are not executive officers)...........................     (2)             281,000

---------------

(1) The options granted are subject to stockholder approval of the Company's 2001 Stock Incentive Plan. The options will expire ten years from the date of grant. The options will become exercisable as to 25% of the shares covered thereby on each of the 1st, 2nd, 3rd and 4th anniversaries of the date of grant.

(2) On a per share basis, the dollar value of the options will be equal to the excess of the fair market value of the Common Stock on the date of exercise of the option over the exercise price of the option. The options were granted as of March 1, 2001 with an exercise price of $2.75 per share. The closing price of the Common Stock on the Nasdaq National Market on April 11, 2001 was $1.97 per share.

(3) On March 30, 2001, each of the current executive officers agreed to a revocation of 25% of the awards that were granted on March 1, 2001 under the Company's 2001 Stock Incentive Plan. As a result, the amounts listed reflect such revocation.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on January 1, 2001. The summary is not intended to be complete and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

     Non-qualified Option Rights. In general, (1) no income will be recognized by an optionee at the time a non-qualified Option Right is granted; (2) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (3) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. However, the exercise of an ISO may result in alternative minimum tax liability to the optionee. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon the sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

     If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares in a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Appreciation Rights. No income will be recognized by a participant in connection with the grant of Tandem Appreciation Right or a Free-Standing Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

     Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock.

     Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a

Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted Common Shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares), and the capital gains/loss holding period for such shares will also commence on such date.

TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services generally will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million per year limitation on certain executive compensation under Section 162(m) of the Code.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors recommends a vote for approval of the appointment of Ernst & Young LLP, as the independent auditors of the Company and its subsidiaries, to audit the books and accounts for the Company and its subsidiaries for the fiscal year ending December 31, 2001. During fiscal 2000, Ernst & Young LLP examined the financial statements of the Company and its subsidiaries, including those included in its Annual Report to the Stockholders. It is expected that representatives of Ernst & Young LLP will attend the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

AUDIT FEES

     Ernst & Young LLP billed fees to the Company of approximately $83,500, in the aggregate, for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of interim financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ernst & Young LLP did not provide professional services related to financial information systems design and implementation services as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X to the Company during the fiscal year ended December 31, 2000.

ALL OTHER FEES

     Ernst & Young LLP billed fees to the Company of approximately $221,000, in the aggregate, for services rendered by Ernst & Young LLP for all other services provided to the Company (other than those covered above under "Audit Fees") during the fiscal year ended December 31, 2000, which included audit related services of approximately $217,450 and non-audit services of approximately $3,550. Audit related services include fees for accounting consultation and registration statements filed with the Securities and Exchange Commission.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

        SUBMISSION OF STOCKHOLDERS' PROPOSALS AND ADDITIONAL INFORMATION

     The Company must receive by December 18, 2001 any proposal of a stockholder intended to be presented at the 2002 annual meeting of stockholders of the Company (the "2002 Meeting") and to be included in the Company's proxy, notice of meeting and proxy statement related to the 2002 Meeting pursuant to Rule 14a-8 under the Exchange Act. Such proposals should be submitted by certified mail, return receipt requested. Proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act in connection with the 2002 Meeting ("Non-Rule 14a-8 Proposals") must be received by the Company by March 16, 2002, assuming that the Company holds the 2002 Meeting on May 15, 2002, or such proposals will be considered untimely under Rule 14a-4(c) of the Exchange Act. The Company's proxy related to the 2002 Meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by the Company after March 16, 2002.

     The Company will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2000, as filed with the U.S. Securities and Exchange Commission, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to: Thomas F. Barnish, Chief Financial Officer, Gliatech Inc., 23420 Commerce Park Road, Cleveland, Ohio 44122.

                            SOLICITATION OF PROXIES

     The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the Directors, officers and employees of the Company by personal interview, telephone or telegram. Such Directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

                                 OTHER MATTERS

     The Directors know of no other matters that are likely to be brought before the Annual Meeting. The Company did not receive notice by the requisite notification date of any matter intended to be raised by a stockholder at the Annual Meeting. Therefore, the enclosed proxy card grants to the persons named in the proxy card the authority to vote in their best judgment regarding all other matters properly raised at the Annual Meeting.

                                            By Order of the Board of Directors

                                          /s/ Rodney E. Dausch
                                                     Rodney E. Dausch
                                                        Secretary

April 17, 2001

     IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                         AUDIT REVIEW COMMITTEE CHARTER

FUNCTION OF THE COMMITTEE

     The Committee will assist the Board in fulfilling the Board's oversight responsibilities relating to accounting for the Company's financial position and results of operations, as well as such other matters as may from time to time be specifically delegated to the Committee by the Board.

     While the Committee has the powers and responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles, which is the responsibility of management and the outside auditor. Likewise, it is not the responsibility of the Committee to conduct investigations, to resolve disputes, if any, between management and the outside auditor or to assure compliance with laws or the Company's corporate compliance program or code of ethics.

COMPOSITION OF THE COMMITTEE

     The Committee will consist of at least three Board members. No member of the Committee may be an officer or employee of the Company or its subsidiaries, and each member of the Committee must be, in the opinion of the Board, free of any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities as a Committee member. In determining independence, the Board will observe the requirements of Rules 4200(a)(14) and 4350(d)(2)(B) of the NASD Manual.

     Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or must become able to do so with a reasonable period of time after appointment to the Committee.

     At least one member of the Committee must have had past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in that individual's financial sophistication. Such experience may include being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     APPOINTMENT. The Board will appoint the members of the Committee. The Board will, or will delegate to the members of the Committee the responsibility to, appoint a Chairman of the Committee. The Chairman of the Committee will, in consultation with the other members of the Committee, the Company's outside auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing agenda therefor and supervising the conduct thereof.

OUTSIDE AUDITOR

     The outside auditor for the Company is ultimately accountable to the Board and the Committee. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. Alternatively, the Committee and the Board may nominate the outside auditor to be proposed for stockholder approval in any proxy statement.

RESPONSIBILITIES OF THE COMMITTEE

     The Committee will:

          1) Recommend Outside Auditors: Recommend to the Board annually, and at other appropriate times, the firm to be retained as the Company's outside auditors.

          2) Review Independence of Outside Auditors: In connection with recommending the firm to be retained as the Company's outside auditors, review the information provided by management and the outside auditors relating to the independence of such firm, including, among other things, information related to the non-audit services provided and expected to be provided by the outside auditors.

          The Committee is responsible for (1) ensuring that the outside auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1, (2) actively engaging in dialogue with the outside auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the outside auditor and (3) taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

          3) Review Audit Plan: Review with the outside auditors their plans for, and the scope of, their annual audit and other examinations.

          4) Conduct of Audit: Discuss with the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          5) Review Audit Results: Review with the outside auditors the report of their annual audit, or proposed report of their annual audit, the accompanying management letter, if any, the reports of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and the reports of the results of such other examinations outside of the course of the outside auditors' normal audit procedures that the outside auditors may from time to time undertake.

          6) Review Financial Statements: Review with appropriate officers of the Company and the outside auditors the annual financial statements of the Company prior to public release thereof.

          7) Review Internal Audit Plans: Review with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities.

          8) Review Internal Audit Reports: Review with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the annual report of the audit activities, examinations and results thereof of the internal auditing department.

          9) Review Systems of Internal Accounting Controls: Review with the outside auditors, the senior internal auditing executive and, if and to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs the adequacy of the Company's internal accounting controls, the Company's financial, auditing and accounting organizations and personnel and the Company's policies and compliance procedures with respect to business practices.

          10) Review Recommendations of Outside Auditors: Review with the senior internal auditing executive and the appropriate members of the staff of the internal auditing department recommendations made by the outside auditors and the senior internal auditing executive, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee.

          11) Securities Exchange Act: Obtain assurance from the outside auditor that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

          12) Review Other Matters: Review such other matters in relation to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

          13) Board Reports: Report its activities to the Board in such manner and at such times as it deems appropriate.

MEETINGS OF THE COMMITTEE

     The Committee shall meet at least once annually, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Committee may request any officer or employee of the Company or the Company's outside legal counsel or outside auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may meet with management, the outside auditors and others in separate private sessions to discuss any matter that the Committee, management, the outside auditors or such other persons believe should be discussed privately.

CONSULTANTS

     The Committee may retain, at such times and on such terms as the Committee determines in its sole discretion and at the Company's expense, special legal, accounting or other consultants to advise and assist it in complying with its responsibilities as set forth herein.

ANNUAL REPORT

     The Committee will prepare, with the assistance of management, the outside auditors and outside legal counsel, a report for inclusion in the Company's proxy or information statement relating to the annual meeting of security holders at which directors are to be elected that complies with the requirements of the federal securities laws.

ANNUAL REVIEW OF CHARTER

     The Committee will review and reassess, with the assistance of management, the outside auditors and outside legal counsel, the adequacy of the Committee's charter at least annually.

                                                                       EXHIBIT B

                                 GLIATECH INC.
                           2001 STOCK INCENTIVE PLAN

     1. Purpose. The purpose of this Plan is to attract, retain and motivate employees, officers, consultants and other independent contractors of Gliatech Inc. (the "Company") and its Subsidiaries and to provide to such persons incentives and rewards for superior performance and contribution.

     2. Definitions. As used in this Plan,

     "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

     "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the Committee described in Section 15 of the Plan.

     "Common Shares" means the Common Stock, par value $0.01 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 10 of this Plan.

     "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

     "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Units or Performance Shares or a grant or sale of Restricted Shares or Deferred Shares shall become effective.

     "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 8 of this Plan.

     "Deferred Shares" means an award made pursuant to Section 8 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     "Director" means a member of the Board.

     "Evidence of Award" means an agreement approved by the Board which sets forth the terms and conditions of the Option Rights, Appreciation Rights, Performance Units, Performance Shares, Restricted Shares or Deferred Shares, which must be signed by a representative of the Company and the Participant.

     "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

     "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

     "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Units or Performance Shares or, when so determined by the Board, Option Rights, Appreciation Rights and Restricted Shares pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria: revenues; earnings from operations; earnings before or after interest and taxes; net income; cash flow; earnings per share; debt to capital ratio; economic value added; return on total capital; return on invested capital; return on equity; return on assets; total return to stockholders; earnings before or after interest, depreciation, amortization or extraordinary or special items; return on investment; free cash flow; cash flow return on investment (discounted or otherwise); net cash provided by operations; cash flow in excess of cost of capital; operating margin; profit margin; and stock price.

     If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances (including those events and circumstances described in Section 10 of this Plan) render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

     "Market Value per Share" means, as of any particular date, the fair market value of the Common Shares as determined by the Board.

     "Non-Employee Director" means a Director who is not an employee of the Company or any Subsidiary.

     "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

     "Option Price" means the purchase price payable on exercise of an Option Right.

     "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

     "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time any employee of the Company or any of its Subsidiaries (including an executive officer), a consultant or other independent contractor, or a person who has been offered employment by the Company or a Subsidiary, provided that such prospective employee may not receive any payment or exercise the right relating to any award until such person has commenced employment with the Company or a Subsidiary.

     "Performance Period" means, in respect of a Performance Unit or Performance Share, a period of time established pursuant to Section 6 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

     "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 6 of this Plan.

     "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 6 of this Plan.

     "Plan" means this Gliatech Inc. 2001 Stock Incentive Plan, as amended from time to time.

     "Restricted Shares" means Common Shares granted or sold pursuant to Section 7 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 7 has expired.

     "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

     "Subsidiary" means a corporation, company or other entity which is designated by the Board and in which the Company has a direct or indirect ownership or other equity interest, provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

     "Tandem Appreciation Right" means an Appreciation Right granted pursuant to
Section 5 of this Plan that is granted in tandem with an Option Right.

     3. Shares Available Under the Plan.

          (a) Subject to adjustment as provided in Section 3(b) and Section 10 of this Plan, the number of Common Shares that may be issued or transferred
     (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Units or Performance Shares that have been earned or (v) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 1,000,000 Common Shares, plus any shares described in Section 3(b). Such shares may be shares of original issuance, treasury shares or a combination of the foregoing.

          (b) The Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in the number of Common Shares available in Section 3(a) above or otherwise specified in the Plan or in any award granted hereunder if the number of Common Shares actually delivered differs from the number of Common Shares previously counted in connection with an award. Common Shares subject to an award that is canceled, expired, forfeited, settled in cash or is otherwise terminated without a delivery of Common Shares to the Participant will again be available for awards, and Common Shares withheld in payment of the exercise price or taxes relating to an award and Common Shares equal to the number surrendered in payment of any exercise price or taxes relating to an award shall be deemed to constitute Common Shares not delivered to the Participant and shall be deemed to again be available for awards under the Plan. This Section 3(b) shall apply to the number of Common Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Treasury regulations relating to Incentive Stock Options under the Code.

          (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 10 of this Plan, (i) the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 1,000,000 Common Shares; (ii) no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 250,000 Common Shares during any calendar year; and (iii) the number of Performance Shares that may be granted and paid out under this Plan, and the number of Restricted Shares and Deferred Shares shall not exceed 75,000 in the aggregate.

          (d) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares, Performance Units or Restricted Shares specifying Management Objectives having an aggregate maximum value as of their respective Dates of Grant in excess of $250,000. Moreover, in no event shall any Participant earn dividend equivalents in any one calendar year specifying Management Objectives having a value in excess of $250,000.

     4. Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

          (a) Each grant shall specify the number of Common Shares to which it pertains, subject to adjustments as provided in Section 10 of this Plan.

          (b) Each grant shall specify an Option Price per share. The Option Price of an Option Right may not be less than the Market Value per Share on the Date of Grant.

          (c) Each grant shall specify whether the Option Price shall be payable
     (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee not less than 6 months (or other consideration authorized pursuant to

     Section 4(d)) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

          (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received upon the exercise of the Option Rights shall be subject to the same risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent, determined with respect to the consideration surrendered, of
     (i) the number of shares or Performance Shares, (ii) the Spread of any unexercisable portion of Option Rights, or (iii) the stated value of Performance Units; provided, however, that such risks of forfeiture or restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

          (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

          (f) Any grant may provide for payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Board.

          (g) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

          (h) Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change of Control.

          (i) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

          (j) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

          (k) The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

          (l) No Option Right shall be exercisable more than 10 years from the Date of Grant.

          (m) Each grant of Option Rights shall be evidenced by an Evidence of Award which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve.

          (n) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

     5. Appreciation Rights.

          (a) The Board may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

          (b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

             (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

             (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

             (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

             (iv) Each grant of an Appreciation Right shall be evidenced by an Evidence of Award, which shall describe such Appreciation Right, identify any related Option Right, state that such Appreciation Right is subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve.

             (v) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

             (vi) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, a Change of Control.

             (vii) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Rights.

          (c) Any grant of Tandem Appreciation Rights shall provide that such Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

          (d) Regarding Free-Standing Appreciation Rights only:

             (i) Each grant shall specify in respect of each Free-Standing Appreciation Right a Base Price, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

             (ii) Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

             (iii) No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

     6. Performance Units and Performance Shares. The Board may also authorize the granting to Participants of Performance Units and Performance Shares that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

          (a) Each grant shall specify the number of Performance Units or Performance Shares to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          (b) The Performance Period with respect to each Performance Unit or Performance Share shall be such period of time (not less than three (3) years, except in the event of a Change in Control, if the Board shall so determine, provided, however, that no such acceleration determination shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code) commencing with the Date of Grant as shall be determined by the Board at the time of grant.

          (c) Any grant of Performance Units or Performance Shares shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Units or Performance Shares that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Units or Performance Shares shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

          (d) Each grant shall specify the time and manner of payment of Performance Units or Performance Shares that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company to the Participant in cash, in Common Shares or in any combination thereof, and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

          (e) Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant.

          (f) Each grant of Performance Units or Performance Shares shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve.

          (g) The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

     7. Restricted Shares. The Board may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

          (a) Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

          (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than three (3) years to be determined by the Board at the Date of Grant and may provide for the lapse of such substantial risk of forfeiture in the event of a Change of Control.

          (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

          (e) Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

          (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

          (g) Each grant or sale of Restricted Shares shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

     8. Deferred Shares. The Board may also authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a) Each such grant or sale shall constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

          (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

          (c) Each such grant or sale shall be subject to a Deferral Period of not less than one (1) year, as determined by the Board at the Date of Grant and may provide for the lapse or other modification of such Deferral Period in the event of a Change of Control.

          (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

          (e) Each grant or sale of Deferred Shares shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve.

     9. Transferability.

          (a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

          (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Units or Performance Shares or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 7 of this Plan, shall be subject to further restrictions on transfer.

     10. Adjustments. The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Performance Shares and Deferred Shares granted hereunder, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this
Section 10; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail so to qualify.

     11. Change of Control. For purposes of this Plan, a "Change of Control" shall mean if at any time any of the following events shall have occurred:

          (a) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding voting stock (the "Voting Stock") of such corporation or person immediately after such transaction is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

          (b) The Company sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

          (c) There is a report filed on Schedule 13D or Schedule TO (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 ("Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (a "Person") has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the combined voting power of the then-outstanding Voting Stock of the Company;

          (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change of control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

          (e) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (e) each Director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the Directors of the Company (or a committee thereof) then still in office who were Directors of the Company at the beginning of any such period will be deemed to have been a Director of the Company at the beginning of such period, but excluding, for this purpose, any such Director whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-1 of the Exchange

     Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

     Notwithstanding the foregoing provisions of Section 11(c) or 11(d), unless otherwise determined in a specific case by majority vote of the Board, a "Change of Control" shall not be deemed to have occurred for purposes of Section 11(c) or 11(d) solely because (A) the Company, (B) a Subsidiary, or (C) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule TO, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of Voting Stock, whether equal to or in excess of 20% or otherwise, or because the Company reports that a change of control of the Company has occurred or will occur in the future by reason of such beneficial ownership.

     12. Fractional Shares. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

     13. Withholding Taxes. The Company shall have the right to deduct from any payment under this Plan an amount equal to the federal, state and local and foreign taxes which in the opinion of the Company are required to be withheld by it with respect to such payment and to the extent that the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Board, such arrangements may include relinquishment of a portion of such benefit. In no event, however, shall the Company accept Common Shares for payment of taxes in excess of required tax withholding rates, except that, in the discretion of the Board, a Participant or such other person may surrender Common Shares owned for more than 6 months to satisfy any tax obligations resulting from any such transaction.

     14. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Corporate Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

     15. Administration of the Plan.

          (a) This Plan shall be administered by the Board, which may from time to time delegate all or any portion of its authority under this Plan to a Committee of the Board consisting of not less than two Directors appointed by the Board. The members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. A majority of the Committee shall constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee. The Committee may perform any function of the Board hereunder, in which case the term "Board" shall refer to the Committee.

          (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Units or Performance Shares and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

     16. Amendments and Other Matters.

          (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the stockholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which the Common Shares are traded or quoted, if any, shall not be effective unless and until such approval has been obtained; provided, however, that in no event shall the Board amend Section 4(b), Section 5(d)(i) or Section 16(b) in whole or in part without the affirmative vote of the holders of a majority of the Common Shares present and entitled to vote at a duly convened meeting of the stockholders of the Company. Presentation of this Plan or any amendment thereof for stockholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans or otherwise with or without stockholder approval. Presentation of this Plan or any amendment thereof for stockholder approval shall not be constructed to limit the Company's authority to offer similar or dissimilar benefits under other plans or otherwise with or without stockholder approval.

     Without limiting the generality of the foregoing, the Board may amend this Plan to eliminate provisions which are no longer necessary as a result in changes in tax or securities laws or regulations, or in the interpretation thereof.

          (b) The Board shall not, without the further approval of the stockholders of the Company, authorize the amendment of any Option Right outstanding at any time to reduce the Option Price or any Appreciation Right outstanding at any time to reduce the Base Price. Furthermore, no Option Right shall be canceled and replaced with awards having a lower Option Price and no Appreciation Right shall be canceled and replaced with awards having a lower Base Price without further approval of the stockholders of the Company. This Section 16(b) is intended to prohibit the repricing of "underwater" Option Rights and Appreciation Rights and shall not be construed to prohibit the adjustments provided for in Section 10 of this Plan.

          (c) The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

          (d) The Board may condition the grant of any award or combination of awards authorized under this Plan on the deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

          (e) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Units or Performance Shares which have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 7 of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Units or Performance Shares will be deemed to have been fully earned or the time when such transfer restriction will terminate. In addition, the Board may waive any other limitation or requirement under any award described in the preceding sentence, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board shall not make any modification of the Management Objectives or minimum acceptable level of achievement. With respect to any Participant the Board may, in its sole discretion, accelerate the time at which any Option Right or Appreciation Right may be exercised or the time when a Performance Unit or Performance Share shall be deemed to have been fully earned or the time when a substantial risk of forfeiture or prohibition on transfer of Restricted Shares shall lapse or the time when a Deferral Period shall end in connection with a Change in Control of the Company.

          (f) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

          (g) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

          (h) This Plan shall continue in effect until the date on which all Common Shares available for issuance or transfer under this Plan have been issued or transferred and the Company has no further obligation hereunder, provided, however, that no Incentive Stock Option may be granted hereunder more than 10 years after the date on which the Plan is first approved by the stockholders of the Company or more than 10 years after the date on which the Plan is adopted by the Board, whichever is earlier.

     17. Notwithstanding anything to the contrary contained herein, no grant of Option Rights, Appreciation Rights, Performance Units or Performance Shares or grant or sale of Restricted Shares or Deferred Shares shall be deemed effective until the Plan is duly approved by the majority of the total votes cast by the stockholders of the Company at a duly called meeting of such stockholders at which a quorum is present. In the event the stockholders of the Company do not approve the Plan, all grants made under the Plan shall be null and void.

                                  GLIATECH INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
              FOR THE ANNUAL STOCKHOLDERS MEETING ON MAY 15, 2001.

         The undersigned hereby constitutes and appoints Ronald D. Henriksen and William A. Clarke and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the annual meeting of stockholders of Gliatech Inc., to be held at the Embassy Suites, Beachwood, 3775 Park East Drive, Beachwood, Ohio, on Tuesday, May 15, 2001, at 11:00 a.m., and at any adjournments or postponements thereof, as follows and in accordance with their judgment upon any other matters coming before said meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, AND SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF DIRECTIONS ARE NOT INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                                                                     SEE REVERSE
                                                                            SIDE

      PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                                  GLIATECH INC.

                                  MAY 15, 2001

                 Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

[X] Please mark your vote as in this example.

1.    Election of Directors        FOR        WITHHOLD      NOMINEES
                                   [ ]          [ ]          Robert P. Pinkas
                                                             Steven L. Basta

For, except vote withheld from the following nominee(s):

-------------------------------
                                               FOR        AGAINST       ABSTAIN

2.    Approval of Gliatech Inc.                [ ]          [ ]           [ ]
      2001 Stock Incentive Plan

3.    Approval of Ernst & Young LLP as         [ ]          [ ]           [ ]
      Independent Auditors

                                               Change of Address          [ ]

                                               Attend Meeting             [ ]

SIGNATURE(S) _____________________________________       DATE: ________________

NOTE: Please sign exactly as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your title as such.